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                                                                    Exhibit 10.2

                         World Minerals Credit Agreement

EXHIBITS

EXHIBIT A            -     Form of Alleghany Subordination Agreement
EXHIBIT B            -     Form of Assignment and Acceptance
EXHIBIT D            -     Form of Borrower Pledge Agreement
EXHIBIT E            -     Form of Holdings Pledge Agreement
EXHIBIT C            -     Form of Subsidiary Guaranty Agreement
EXHIBIT F            -     Form of Subsidiary Pledge Agreement
EXHIBIT G            -     Form of Notice of Borrowing

ANNEXES

ANNEX I              -     The Banks
ANNEX II             -     Financing Documents
ANNEX III            -     List of Jurisdictions

SCHEDULES

Schedule 3.1         -     Existing Letters of Credit
Schedule 4.4(a)      -     Financial Statements
Schedule 4.4(b)      -     Certain Obligations
Schedule 4.6         -     Litigation
Schedule 4.8         -     Employee Benefit Plans
Schedule 4.10(a)     -     Title to Properties
Schedule 4.10(b)     -     Intellectual Property
Schedule 4.11        -     Business
Schedule 4.20        -     Owners of Capital Stock
Schedule 7.2         -     Liens
Schedule 7.15        -     Restrictive Agreements